UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	001-34133 (Commission File Number)	03-0606749 (IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 16, 2014, GT Advanced Technologies Inc. (the “Company”) issued a press release reiterating its revenue, gross margin and non-GAAP earnings per share guidance for the fiscal year ended December 31, 2013 and for calendar year 2014.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company hereby furnishes the information relating to revenue, gross margin and non-GAAP earnings per share guidance for the fiscal year ended December 31, 2013 and for calendar year 2014 set forth in the press release issued on January 16, 2014 and which is incorporated herein by reference.  This information is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  Resignation of Principal Officer

On January 16, 2014, the Company announced that Richard Gaynor resigned from his position as Vice President, Chief Financial Officer and Chief Accounting Officer of the Company effective March 6, 2014. On January 14, 2014, Mr. Gaynor notified the Company of his resignation in order to accept a new position with a portfolio company of New Mountain Capital LLC, a private equity firm and was not due to any disagreement between Mr. Gaynor and the Company on any matter relating to the Companies’ operations, policies, or practices. Mr. Gaynor will continue to be employed by the Company through March 6, 2014 to ensure an orderly transition and to sign the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2013.  Mr. Gaynor joined the Company in March 2010 as Vice President and Chief Financial Officer.

A copy of the press release, issued on January 16, 2014, announcing the resignation of Mr. Gaynor is attached hereto as Exhibit 99.1.

(c)           Appointment of Principal Officer

Effective January 13, 2014, the Company appointed K. Raja S. Bal as the Company’s Vice President, Corporate Controller and Chief Accounting Officer pursuant to the terms of his offer letter dated December 20, 2013. Mr. Bal will serve as the Company’s principal accounting officer. In connection with Mr. Gaynor’s resignation, the Company also announced the appointment of Mr. Bal to succeed Mr. Gaynor as Chief Financial Officer effective on March 7, 2014.

In connection with Mr. Bal’s appointment as Chief Accounting Officer, which is effective as January 13, 2014, Mr. Gaynor will no longer serve in the role of the Company’s Chief Accounting Officer effective as of January 13, 2014.

Mr. Bal served as Corporate Controller of Skyworks Solutions, Inc., a components manufacturer for the semiconductor industry, from November 2008 until December 2013, as Director, Corporate Development of Skyworks Solutions, Inc. from December 2005 until November 2008, and as Senior Manager, Corporate Development of Skyworks Solutions, Inc. from October 2004 until December 2005.

In connection with Mr. Bal’s employment, the Company entered into an employment as Vice President, Corporate Controller and Chief Accounting Officer offer letter (the “Offer Letter”) with Mr. Bal dated December 20, 2013 and a severance agreement (the “Severance Agreement”) with Mr. Bal dated January 13, 2014.  Under the terms of the Offer Letter, Mr. Bal is entitled to an (i) initial annual base salary of $230,000, (ii) participation in the Company’s Management Incentive Program with a target bonus equal to a pro-rata portion of 40% of Mr. Bal’s annual base salary for fiscal 2014 and (iii) an equity award grant under the Company’s 2011 Equity Incentive Plan of 45,000 restricted stock units upon commencement of employment with the Company.  Pursuant to the Severance Agreement, Mr. Bal is entitled to a severance payment equal to six months base salary upon termination of employment under certain circumstances as described in the Severance Agreement.

Subject to Mr. Bal’s continued employment with the Company, the restricted stock units vest over three years in three equal annual installments commencing on the first anniversary of the grant date.  The restricted stock units are subject to accelerated vesting in the event of termination of Mr. Bal’s employment within certain periods of time following a change of control of the Company.

The above summaries of the Offer Letter and Severance Agreement do not purport to be complete and are qualified, in each instance, in their entirety by reference to the Offer Letter and Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

A copy of the press release, issued on January 16, 2014, announcing the appointment of Mr. Bal is attached hereto as Exhibit 99.1.

There is no arrangement or understanding pursuant to which Mr. Bal was selected as Vice President, Corporate Controller and Chief Accounting Officer.  Since the beginning of the Company’s preceding fiscal year, there have been no related party transactions between the Company and Mr. Bal under Item 404(a) of Regulation S-K and none have been proposed.

(e)           Compensation Arrangements for Named Executive Officer

On January 13, 2014, the Compensation Committee of the Board of Directors of GT Advanced Technologies Inc. (the “Company”) approved the following compensation for the Company’s Chief Operating Officer, Daniel Squiller, in connection with his reassignment from the Company’s Hong Kong office to Mesa Arizona:  Housing benefit of up to $4,500 monthly, a $7,600 monthly stipend, travel expenses between Mr. Squiller’s residence in San Diego, California and Mesa, Arizona, $9,000 for relocation costs and tax preparation services for the 2013 tax year.

Item 8.01 Other Events.

The information set forth in Item 2.02 (Results of Operations and Financial Condition) above is hereby incorporated by reference in this Item 8.01.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated December 20, 2013, by and between the Company and K. Raja S. Bal.

10.2	Severance Agreement, dated January 13, 2014, by and between the Company and K. Raja S. Bal.

99.1	Press Release dated January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ Hoil Kim
Date: January 16, 2013	By: Hoil Kim
Its: Vice President, Chief Administrative Officer
General Counsel and Secretary